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                                  EXHIBIT 10.5

                          FOURTH AMENDMENT TO AMENDED AND
                            RESTATED SECURITY AGREEMENT

                 THIS FOURTH AMENDMENT is made as of the 20 day of October, 1995, among MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor"), each of the Secured Parties (as defined below) and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association (the "Agent"), individually and as agent for each of the following: RHODE ISLAND HOSPITAL TRUST NATIONAL BANK; ABN AMRO BANK N.V., NEW YORK BRANCH; THE MOCATTA GROUP, A DIVISION OF STANDARD CHARTERED BANK; FLEET PRECIOUS METALS INC.; CREDIT SUISSE, NEW YORK BRANCH ("Credit Suisse"); DEUTSCHE BANK AG, NEW YORK BRANCH (AS ASSIGNEE OF DEUTSCHE BANK SHARPS PIXLEY INC.) ("DBSPI"); and UNION BANK OF SWITZERLAND ("UBS") (jointly and severally, the "Secured Parties).

                                W I T N E S S E T H  T H A T:
                                - - - - - - - - - -  - - - -

                 WHEREAS, the Secured Parties (other than UBS), the Agent and the Debtor are parties to a certain Amended and Restated Security Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of May 16, 1994, a certain Second Amendment dated as of September 1, 1994 and a certain Third Amendment dated as of January 15, 1995, the "Security Agreement"), pursuant to which the Debtor granted to the Secured Parties (other than UBS) and the Agent a security interest in the Collateral (as defined therein) and provided for the enforcement of such security interests; and

                 WHEREAS, the Debtor and UBS desire to add UBS as a "Secured Party" pursuant to the terms of the Security Agreement as UBS will be entering into a Consignment Agreement dated as of October 20, 1995 (hereinafter, as amended or modified from time to time, the "UBS Agreement") with the Debtor; and

                 WHEREAS, UBS is willing to comply with the covenants and terms of such Security Agreement and any documents executed by the Secured Parties in connection with the Security Agreement;

                 NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. The Secured Parties, the Agent and the Debtor hereby consent to the addition of UBS as a party to the Security Agreement, with UBS to be included as a Secured Party pursuant to the terms of the Security Agreement and all references in the Security Agreement to "the Consignment Agreements" shall include the UBS Agreement.





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2.       The Security Agreement is hereby amended so that the term "Secured
         Parties" as used therein and herein shall include, from and after the date hereof, UBS and UBS shall be entitled to all of the rights and benefits of a Secured Party thereunder.

3. The second "WHEREAS" clause on page 1 in the Security Agreement is hereby amended to read as follows:

                          "WHEREAS, the Debtor and each of the Secured Parties
                 have entered into Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993 (January 31, 1994 in the case of Credit Suisse, September 1, 1994 in the case of DBSPI and October 20, 1995 in the case of
                 UBS) (hereinafter, as amended from time to time, the "Consignment Agreements") pursuant to which such Secured Parties may deliver or have delivered gold on consignment for sale to the Debtor (hereinafter collectively referred to as the "Precious Metal"); and"

4. In order to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor contained in the UBS Agreement and any related security instruments, and to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor to UBS of every kind and description, direct, indirect or contingent, now or hereafter existing, secured or unsecured, due or to become due, including (without limitation) the obligations of the Debtor under the Security Agreement, obligations with respect to forward contracts for the purchase or sale of precious metal and obligations of the Debtor relating to unpaid purchase price for Precious Metal (which indebtedness, liabilities and obligations shall be deemed to be included as "Obligations" for all purposes of the Security Agreement), the Debtor hereby grants to the Agent on behalf of UBS and to UBS, and hereby ratifies and reaffirms its grant to the Agent on behalf of the other Secured Parties and to each of the other Secured Parties of, a continuing security interest in and a lien upon the Collateral.

5. Exhibit A attached to the Security Agreement is hereby deleted and Exhibit A attached hereto is hereby added to and made a part of the Security Agreement as Exhibit A thereto.

6. Any necessary, conforming changes to the Security Agreement occasioned by reason of this Fourth Amendment shall be deemed to have been made.

7. This Fourth Amendment shall be binding upon the parties and their respective successors and assigns.

8. Each of the Debtor, each Secured Party and the Agent acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Security Agreement remain unchanged and the Security Agreement remains in full force and effect in accordance with its terms. The term "Security Agreement" as used in the Security Agreement and all references to the Security Agreement in any other documents or agreements between any of the parties





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         hereto which relate to the Debtor shall refer, from and after the date hereof, to the Security Agreement as amended and supplemented by this Fourth Amendment.

9. Unless otherwise defined herein or the context otherwise requires, all terms and phrases which are defined in the Security Agreement shall have the same meaning when used herein.

10. This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

11. This Fourth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized officers as of the date first above written.

                                  MICHAEL ANTHONY JEWELERS, INC.

                                  By:  /s/ Michael A. Paolercio
                                       -------------------------------
                                  Title: Treasurer

                                  RHODE ISLAND HOSPITAL TRUST
                                  NATIONAL BANK, INDIVIDUALLY AND AS
                                  AGENT FOR EACH OF THE SECURED PARTIES

                                  By:  /s/ Albert Brown
                                       -------------------------------
                                  Title: Senior Vice President

                                  ABN AMRO BANK N.V., NEW YORK BRANCH

                                  By:  /s/ Jeffrey Sarfaty
                                       -------------------------------
                                  Title: Vice President

                                  By:  /s/ Ned Koppelson
                                       -------------------------------
                                  Title: Vice President

                                  THE MOCATTA GROUP, A DIVISION OF
                                  STANDARD CHARTERED BANK

                                  By:  /s/ Joseph Lizewski
                                       -------------------------------
                                  Title: SVP-CFO


                        (Signatures continued on page 4)





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                                  FLEET PRECIOUS METALS, INC.

                                  By: /s/ Eleanor Vander Mel
                                      -------------------------------
                                  Title: Vice President

                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------

                                  CREDIT SUISSE, NEW YORK BRANCH

                                  By:  /s/  Stanley Steinberg
                                       -------------------------------
                                  Title:  Associate


                                   By: /s/  Michael A. Bloomquist
                                       -------------------------------
                                   Title:  Associate


                                  DEUTSCHE BANK AG, NEW YORK BRANCH

                                  By:  /s/ Richard D. Leigh
                                       -------------------------------
                                  Title: Vice President

                                  By: /s/ Surendra V. Shah
                                       -------------------------------
                                  Title: Vice President


                                  UNION BANK OF SWITZERLAND

                                  By: /s/  Cathleen Callahan
                                       -------------------------------
                                  Title: Vice President

                                  By: /s/ Edward A. Aldrich
                                       -------------------------------
                                  Title: Vice President









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